Exhibit 99.1

FOR FURTHER INFORMATION CONTACT:

Jamie Spexarth, Chief Financial Officer

1001 Louisiana St., Suite 2900

Houston, TX 77002

Investor Relations, ir@superiorenergy.com, (713) 654-2200

SUPERIOR ENERGY SERVICES ANNOUNCES
SPECIAL DIVIDEND

Houston, November 16, 2022 – Superior Energy Services, Inc. (the “Company”) announced today that it has declared a special dividend of $12.45 per share of the Company’s Common Stock. The dividend will be paid to holders of record of the Company’s Class A Common Stock and Class B Common Stock as of the close of business on December 16, 2022. The special dividend will be paid on December 28, 2022.

The Company intends to treat the special dividend as a return of capital for applicable tax reporting purposes due to the recognition of a one-time non-operating loss and the effects of the loss on the Company’s earnings and profits for tax purposes. The loss together with existing attributes may offset the Company’s future U.S. federal taxable income, potentially eliminating cash tax liabilities, for a period of approximately one to two years. Non-U.S. holders of Common Stock will be subject to withholding on the special dividend. All holders of Common Stock should consult their tax advisers regarding all aspects of the U.S. federal income tax consequences of the special dividend (including withholding),as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

In connection with our evaluation of the special dividend, the Company prepared certain forward looking information (the “Forward Looking Information”). As previously announced, the Company expects revenue for 2022 between $860 million to $900 million and Adjusted EBITDA for 2022 between $270 million and $290 million. The Company is currently in its 2023 planning cycle, but the Company expects results of operations in 2023 to be in line with results from the second half of 2022 annualized with moderate growth generated primarily by international rental operations. In preparing the Forward Looking Information, the Company assumed that the go forward results in the medium term will be generally in line with results for 2023.

About Superior Energy Services

Superior Energy Services serves the drilling, completion and production-related needs of oil and gas companies worldwide through a diversified portfolio of specialized oilfield services and equipment that are used throughout the economic life cycle of oil and gas wells. For more information, visit: www.superiorenergy.com.

Non-GAAP Financial Measure

To supplement the Company’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also uses Adjusted EBITDA. Management uses Adjusted EBITDA internally for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company also believes these non-GAAP measures provide investors useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. Non-GAAP financial measures are not recognized measures for financial statement presentation under U.S. GAAP and do not have standardized meanings and may not be comparable to similar measures presented by other public companies. Adjusted EBITDA should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The Company defines Adjusted EBITDA as net income (loss) before net interest expense, income tax expense (benefit) and depreciation, amortization and depletion, adjusted for reduction in value of assets and other charges, which management does not consider representative of ongoing operations.

Forward-Looking Statements

This press release contains, and future oral or written statements or press releases by the Company and its management may contain, certain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact regarding the Company’s financial position, financial performance, depreciation expense, liquidity, strategic alternatives (including dispositions and the timing thereof), market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. This Forward Looking Information is inherently uncertain and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such Forward Looking Information is subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, including but not limited to risks and uncertainties regarding restrictions on the Company’s ability to pursue its business strategies; the difficulty to predict long-term liquidity requirements and the adequacy of capital resources; restrictive covenants in the Credit Facility; the conditions in the oil and gas industry; U.S. and global market and economic conditions, including impacts relating to inflation and supply chain disruptions; the effects of public health threats, pandemics and epidemics; the ability of the members of the Organization of Petroleum Exporting Countries to agree on and to maintain crude oil price and production controls; operating hazards and potential limited or no insurance coverage or indemnification rights; catastrophic events; claims, litigation or other proceedings that require cash payments or could impair financial condition; credit risk associated with the Company’s customer base; the effect of regulatory programs and environmental matters; unfavorable or unusual weather conditions; the potential inability to retain key employees and skilled workers; geopolitical risks, including the impact of Russia’s invasion of Ukraine and the macroeconomic effects resulting from the related sanctions; political, legal, economic and other uncertainties associated with international operations; potential changes in tax laws, adverse positions taken by tax authorities, tax audits and uncertainties resulting from certain of our tax positions; changes in competitive and technological factors; uncertainty of macroeconomic and business conditions worldwide; potential cyber-attacks; counterparty risks associated with reliance on key suppliers; challenges with estimating potential liabilities related to the Company’s oil and natural gas property; risks associated with potential changes of Bureau of Ocean Energy Management security and bonding requirements for offshore platforms; and the likelihood that the interests of the Company’s significant stockholders may conflict with the interests of our other stockholders, that could cause actual results to differ materially from those contained in the Forward Looking Information. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements.

While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Form 10-K for the year ended December 31, 2021, Form 10-Q for any subsequent interim period, and those set forth from time to time in the Company’s other current or periodic filings with the Securities and Exchange Commission, which are available at www.superiorenergy.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Use of Projections

This press release contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. In addition, although all projected financial information, including estimates and targets, are inherently speculative, the Company believes and reiterates that the preparation of projected financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections are a reliable prediction of future events. Neither the Company nor the Company’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the financial projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release.

The Company is unable to provide a reconciliation of the forward-looking non-GAAP financial measure, Adjusted EBITDA, contained in this press release to its most directly comparable GAAP financial measure, net income (loss), because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to its respective most directly comparable GAAP financial measure is not (and was not, when prepared) available to the Company without unreasonable efforts due to the inherent difficulty and impracticability of predicting certain amounts required by GAAP with a reasonable degree of accuracy. Net income (loss) includes the impact of depreciation, income taxes and certain other items that impact comparability between periods, which may be significant and are difficult to project with a reasonable degree of accuracy. In addition, we believe such reconciliation could imply a degree of precision that might be confusing or misleading to investors. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure.